                                                                   EXHIBIT 10.60


                                  [RUSS LOGO]


                          RUSS BERRIE AND COMPANY, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                  2001 Overview

                                   prepared by

                              [MCG NORTHWEST LOGO]

TABLE OF
CONTENTS

                                                                      PAGE
                                                                      ----
INTRODUCTION

THE EXECUTIVE DEFERRED COMPENSATION PLAN

Eligibility ..........................................................  1
Deferrals ............................................................  1
Benefits .............................................................  1
Security .............................................................  1

DEFERRAL ADVANTAGES

UNDER THIS PLAN

Reduced Taxable Income ...............................................  2
More Investment Dollars ..............................................  2
Pretax Investment Growth .............................................  2
Assumptions ..........................................................  2
Example ..............................................................  3

HOW THE PLAN WORKS

ELECTION TO DEFER

Deferrals ............................................................  4
Deferral Period ......................................................  4
Minimums and Maximums ................................................  4
Enrollment ...........................................................  4
Hardship Waiver ......................................................  4
Account Selection ....................................................  4
Your Account .........................................................  5
Crediting Deferrals ..................................................  5
Earnings Indexes .....................................................  5
Investment Risk ......................................................  6
Earnings Indexes Investment Objectives ...............................  6
Changing Indexes .....................................................  8
401(k) Makeup Match ..................................................  8
Other Risk/Unsecured Creditor ........................................  8
FICA Tax .............................................................  8




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                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    i

TABLE OF
CONTENTS

                                                                        PAGE
                                                                        ----

DISTRIBUTIONS

PAYABLE EVENTS .......................................................    9

ELECTING DISTRIBUTION TIME AND FORM

Distribution Election Requirement ....................................   10

RETIREMENT

Payout Options .......................................................   10
Commencement Option ..................................................   10

TERMINATION ..........................................................   11

SCHEDULED IN-SERVICE WITHDRAWAL

Preselected Date .....................................................   11
Example ..............................................................   11
Payout ...............................................................   11
No Penalty ...........................................................   11
Additional Contributions .............................................   11

HARDSHIP WITHDRAWAL ..................................................   12

ACCELERATED DISTRIBUTION

Insolvency/Bankruptcy ................................................   12
Request for Distribution .............................................   12
Withdrawal Penalty ...................................................   12
Suspension From Plan .................................................   13
Preference Period ....................................................   13
Example ..............................................................   13




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                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    ii

TABLE OF
CONTENTS

                                                                        PAGE
                                                                        ----
DEATH

Preretirement ........................................................   14
Postretirement .......................................................   14
Your Beneficiary .....................................................   14
Beneficiary Changes ..................................................   14

DISABILITY ...........................................................   14

PARTICIPANT SECURITY

RABBI TRUST

Unsecured General Creditor ...........................................   15
Protects From: Change of Heart,
   Change in Control .................................................   15
Trust Assets .........................................................   15
Independent Trustee ..................................................   15

CHANGE IN CONTROL ....................................................   16

OTHER INFORMATION

Plan Document Governs ................................................   17
Not an Employment Contract ...........................................   17
Right to Amend .......................................................   17
Nonqualified Unfunded Plan Under ERISA ...............................   17
Consult Your Tax Advisor .............................................   17

QUESTIONS AND ANSWERS

Taxation .............................................................   18
Distribution .........................................................   19
Security .............................................................   20
Impact on Other Plans ................................................   21
Administration .......................................................   21



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                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001   iii

INTRODUCTION

The Executive Deferred Compensation Plan is designed to provide an opportunity for selected employees and directors to defer income and have it accumulate on a tax-deferred basis.

THE EXECUTIVE DEFERRED COMPENSATION PLAN

ELIGIBILITY

o Employees with total compensation in excess of $100,000, excluding stock incentive plans, travel and entertainment allowances, and relocation reimbursements. Sales people earning commissions (whose base salary is less than $100,000) may qualify under a look-back rule.

o    Members of the Board of Directors.


DEFERRALS

Provides an opportunity to defer directors' fees and employees' salaries, commissions and bonuses.

BENEFITS

Enables tax planning and financial independence. With a pretax yield and tax deferral, the funds you defer will accumulate more quickly, supplementing your retirement and survivor income. In addition, the Plan provides a preretirement death benefit enhancement equal to 10 times your average deferral over the last four years with a maximum of $250,000.

SECURITY

Enhanced security through a funded rabbi trust and a call provision.

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                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001     1

DEFERRAL
ADVANTAGES

UNDER THIS PLAN

REDUCED TAXABLE INCOME

Your current taxable income is reduced by the amount you elect to defer.

MORE

INVESTMENT DOLLARS

You can invest more than you can in most outside investments because the deferral is made from pretax income.

PRETAX INVESTMENT GROWTH

Pretax investment, tax-deferred accumulation, and market-based investment results provide potentially greater effective returns than if you invested taxable compensation in an outside plan.



[GRAPH]


ASSUMPTIONS
         One-Time Deferral                                    $10,000
         Pretax Investment                                    $10,000
         Plan Tax Bracket                                         40%
         Outside Investment Tax Bracket                           40%
         Outside Investments                                       9%
         Russ Berrie and Company, Inc. Plan                        9%

                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001     2


DEFERRAL
ADVANTAGES

UNDER THIS PLAN (CONTINUED)

EXAMPLE         For each $1 of compensation:



[BAR GRAPH]



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                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001     3

HOW THE PLAN
WORKS

ELECTION TO DEFER

DEFERRALS

You may elect each year to defer receipt of a portion of your compensation. All deferrals are pretax; therefore your current income tax is reduced.

DEFERRAL PERIOD

A new deferral period begins each calendar year. Before the end of each year, you will have the opportunity to make a new deferral election for the following year.

MINIMUMS AND MAXIMUMS

The MINIMUM deferral amount is $2,000 annually. The MAXIMUM deferrals are:

                                                                  MAXIMUM
                                   COMPENSATION                   DEFERRAL
                                   ---------------------------------------
                                   Base Salary                        90%*
                                   Commission                        100%*
                                   Bonuses                           100%*
                                   Directors' Fees                   100%
                                   =======================================

ENROLLMENT

Your election must be made by December 22, 2000.

HARDSHIP WAIVER

The Administrative Committee may waive or modify the remainder of any deferral commitment upon evidence of severe financial hardship.

ACCOUNT SELECTION

When you make your deferral election you will also need to elect what percentage of your deferral you want to allocate to your Retirement Account and what percentage to your In-Service Withdrawal Account.




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                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001     4

HOW THE PLAN
WORKS

ELECTION TO DEFER (CONTINUED)

YOUR ACCOUNT

The Company credits an "Account" in your name, with your deferral.

CREDITING DEFERRALS

Your Account is credited each pay date with your defer- rals. Deferrals will be credited with rates of return which can be positive or negative based on the investment index allocation you elected.

EARNINGS INDEXES

Your Account will be credited with earnings which mirror the investment results of the indexes you select. The indexes are:

o    Prudential Money Market Portfolio

o    SP PIMCO Total Return Portfolio

o    MFS Emerging Growth Series Portfolio

o    Janus Aspen Series Aggressive Growth Portfolio

o    AIM V.I. Value Fund

o    Franklin Small Cap Fund

o    Janus Aspen Series Balanced Portfolio

o    Janus Aspen Series International Growth Portfolio

You may choose any combination of portfolios. Your allocation must be stated in whole percentages.




                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001     5

HOW THE PLAN
WORKS

ELECTION TO DEFER (CONTINUED)

INVESTMENT RISK

Your Account is subject to investment risk. As in any investment, if there is a positive return, the account balance will grow; if there is a negative return, the account balance will be reduced. The specific funds are described in the prospectus, which you need to review prior to making your election. YOU SHOULD CAREFULLY REVIEW THE FUND DESCRIPTIONS.

EARNINGS INDEXES INVESTMENT OBJECTIVES

PRUDENTIAL MONEY MARKET PORTFOLIO: Maximum current income, stability of capital and maintenance of liquidity through investment in high quality short-term debt instruments.

SP PIMCO TOTAL RETURN PORTFOLIO: This portfolio seeks to maximize current income and price appreciation, consistent with preservation of capital and prudent risk-taking, by investing primarily in investment-grade debt securities, including those of non-U.S. issuers.

MFS EMERGING GROWTH SERIES PORTFOLIO: Seeks long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

JANUS ASPEN SERIES AGGRESSIVE GROWTH PORTFOLIO: Seeks long-term growth of capital.

AIM V.I. VALUE FUND: A diversified portfolio that seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities, or relative to the equity markets generally.




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                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001     6

HOW THE PLAN
WORKS

ELECTION TO DEFER (CONTINUED)

EARNINGS INDEXES INVESTMENT
OBJECTIVES (CONT.)

FRANKLIN SMALL CAP FUND: Seeks long-term capital growth.

JANUS ASPEN SERIES BALANCED PORTFOLIO: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO: Seeks long-term growth of capital.





                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001     7

HOW THE PLAN
WORKS

CHANGING INDEXES

Your investment allocation may be changed monthly, effective on the first day of the month. This includes the opportunity to change the investment of existing account balances. In order for new elections to become effective, a written notice must be filed at least 10 days before the first day of the month. If no new election is filed, your investment allocation will remain as last elected.

401(k) MAKEUP MATCH

If as a result of participating in this Plan your Company's 401(k) match is reduced, the Company will credit to this Plan any lost match.

OTHER RISK/UNSECURED

You will be at all times an unsecured general creditor of CREDITOR Russ Berrie and Company, Inc. You will have no ownership interest in the life insurance indexing your investment.

FICA TAX

For employees, FICA tax will be applied to your gross income prior to the deduction of your deferrals.

For directors, self-employment taxes will be payable upon distribution of benefits.





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                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001     8

DISTRIBUTIONS

PAYABLE EVENTS

Your benefits are payable under the following circumstances:

o    Retirement

o    Termination

o    In-Service Withdrawal

o    Hardship Withdrawal

o    Accelerated Distribution

o    Death

Special rules apply to each.





                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001     9

DISTRIBUTIONS

ELECTING DISTRIBUTION TIME AND FORM

DISTRIBUTION ELECTION
REQUIREMENT

ELECTING DISTRIBUTION TIME AND FORM

You select the time and form of distribution when you complete your Participation Agreement each year. This election may be changed prior to 13 months before you terminate employment.


RETIREMENT

Retirement for purposes of the Executive Deferred Com- pensation Plan is defined as termination after change in control or age 50.

PAYOUT OPTIONS

o    Lump sum

o    2-15 annual installments, or

o    A combination of the above

COMMENCEMENT OPTION

You may elect to commence your benefit within 90 days of your retirement or January following your retirement.

If your Account is less than $10,000, your benefit will be paid in a lump sum.





                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    10

DISTRIBUTIONS

TERMINATION

If you terminate prior to being eligible for retirement, your Account will be paid in a lump sum.

SCHEDULED IN-SERVICE WITHDRAWAL

PRESELECTED DATE

Payment commences on the date you selected when you made your deferral election. That date cannot be earlier than five years after your deferral election.

EXAMPLE


[Graph]



PAYOUT

You may elect to have your Account paid in one to five annual installments.

NO PENALTY

In-Service Withdrawals are not subject to any penalty.


ADDITIONAL CONTRIBUTIONS

Each year you may add to your In-Service Withdrawal Account. The
Account, along with all annual additions, will be distributed on the date you select.




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                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    11

DISTRIBUTIONS

HARDSHIP WITHDRAWAL

The deferral commitment is irrevocable. However, the Committee may waive or modify the remainder of any deferral commitment if you have a Hardship Withdrawal. If payment is made due to a Hardship Withdrawal, deferrals shall cease for the remainder of the calendar year and for the entire year after that.

ACCELERATED DISTRIBUTION

INSOLVENCY/BANKRUPTCY

The Accelerated Distribution provision option provides a method to get 90% of your Account balance if you become concerned about the Company's solvency.

In the case of either insolvency or bankruptcy, the assets in the trust will be subject to disposition by the Federal Bankruptcy Court. This limitation on your security is necessary to avoid taxation of your benefits before receipt.

REQUEST FOR DISTRIBUTION

You may request an Accelerated Distribution of your Account balance at any time.

WITHDRAWAL PENALTY

If you request a distribution, the Account balance distributed to you will be reduced by 10%. By including this forfeiture in the Accelerated Distribution provision, there should be no constructive receipt, i.e., the value of your account should not be taxed to you before you receive it.

Your Account will be valued as of the last day of the month immediately preceding the date on which the request is received by the Committee and paid to you in a lump sum within 30 days.




                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    12

DISTRIBUTIONS

SUSPENSION FROM PLAN

You will not be allowed to participate in the Plan for 12 calendar months once this provision has been exercised.


PREFERENCE PERIOD

The Accelerated Distribution provision will not be effective if exercised within the preference period before bankruptcy. This preference period is 90 days in most cases, but is one year for participants deemed "insiders."

EXAMPLE

                          Amount of Lump-Sum Deferral..................................  $ 50,000

                          Account Balance 10 Years Later at Time of Request for
                          Distribution............................                        118,368 *

                          10% Penalty..................................................  - 11,837
                                                                                         --------

                          NET LUMP-SUM DISTRIBUTION ...................................  $106,531

                          Effective Crediting Rate for Period .........................     7.86%


                          *ASSUMING 9% EARNINGS RATE.




                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    13

DISTRIBUTIONS

DEATH

PRERETIREMENT

If you die while employed or a Director of Russ Berrie and Company, Inc., this Plan provides an Enhanced Death Benefit* equal to your Account balance PLUS 10 times your average Deferral Commitment for the last four years, up to a maximum of $250,000. This Enhanced Death benefit and your Account balance will be paid as you elect.

POSTRETIREMENT

If you die after you retire, your benefit will be your remaining Account balance which will continue to be paid as you originally elected.

YOUR BENEFICIARY

The benefit is payable to the beneficiary you named on the Beneficiary Designation form.


BENEFICIARY CHANGES

You may change your beneficiary designation at any time by contacting the Committee and completing a new Beneficiary Designation form.

DISABILITY

If you terminate as a result of a Total Disability, your benefit will be distributed as you elected.

*PLEASE NOTE, THE ENHANCED DEATH BENEFIT IS NOT PAYABLE IF YOU DIE WITHIN 24 MONTHS AFTER YOUR DEFERRALS COMMENCE AS A RESULT OF SUICIDE OR YOU PROVIDE FALSE INFORMATION ON YOUR CONSENT TO INSURE.




                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    14

PARTICIPANT
SECURITY

RABBI TRUST

UNSECURED GENERAL CREDITOR

Your deferral account is subject to the claims of general creditors of Russ Berrie and Company, Inc. in the event of bankruptcy or insolvency.

PROTECTS FROM:
   CHANGE OF HEART
   CHANGE IN CONTROL

To increase the security of your benefits, Russ Berrie and Company, Inc. has established a specially designed irrevocable trust, commonly called a rabbi trust. The Trust protects you from a change in Russ Berrie and Company, Inc.'s intentions to pay your benefits and from a change in control.

TRUST ASSETS

Assets held by the Trust are variable life insurance contracts. Since the cash value of life insurance is not taxable, this enables Russ Berrie and Company, Inc. to give you a better crediting rate on your account.

These assets are available to pay benefits to participants if Russ Berrie and Company, Inc. refuses or is unable to pay benefits for any reason other than bankruptcy or insolvency (i.e., change of heart or change of control).

The insurance proceeds are payable to the Trust. Except in the case of insolvency, the assets can only be used to pay benefits. The participants have no right to either the policies or policy proceeds.

INDEPENDENT TRUSTEE

The trustee is an independent third party.




                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    15

PARTICIPANT
SECURITY

CHANGE IN CONTROL

If you terminate after a change in control your benefit will be paid as if you had retired. The Company may not change the way they calculate the rates of return on your Account.




                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    16

OTHER
INFORMATION

PLAN DOCUMENT GOVERNS

This booklet has been prepared to give you a better understanding of the benefits and features of this Plan. Each participant's benefits and rights under this Plan are at all times governed by the text of the Executive Deferred Compensation Plan document and are in no way altered or modified by the contents of this booklet.

NOT AN EMPLOYMENT CONTRACT

This Plan does not constitute a contract of employment between you and Russ Berrie and Company, Inc.


RIGHT TO AMEND

Russ Berrie and Company, Inc. reserves the right to amend or terminate this Plan, in whole or in part, at any time. Such amendment or termination may not alter the amounts already credited to your Account balance. Distributions will occur according to the Plan document.


NONQUALIFIED UNFUNDED PLAN
UNDER ERISA

The Plan is a nonqualified, unfunded deferred compensation plan as defined under the Internal Revenue Code and the Employee Retirement Income Security Act of 1974.

CONSULT YOUR TAX ADVISOR

You should consult a personal tax advisor for detailed information and guidance.





                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    17

QUESTIONS AND
ANSWERS

TAXATION

NOTE: THE FOLLOWING IS NOT INTENDED TO BE TAX ADVICE. IF ANY SPECIFIC TAX QUESTION ARISES, YOU SHOULD SEEK THE ADVICE OF YOUR TAX ADVISOR.

AM I TAXED ON DEFERRED COMPENSATION OR EARNINGS BEFORE I RECEIVE THEM?

No. As long as your deferral election is filed before you earn compensation that you defer, you will not be deemed to be in constructive receipt of the amount deferred or the earnings on the amount deferred. You will not be taxed until you actually receive this money.

HOW DO MY DEFERRALS AFFECT THE WITHHOLDING ON MY PAYCHECKS?

For employees, your federal W-2 earnings exclude deferred compensation. Most state and local laws also exclude deferred compensation from earnings. Thus, taxes withheld will be reduced.

For directors, your deferrals will be excluded from your 1099.

IS MY DEFERRAL INCLUDED IN THE SOCIAL SECURITY WAGE BASE?

For employees, yes. Deferrals are subject to withholding for FICA and Medicare taxes in the year of deferral until the annual FICA taxable wage base under the Social Security provision is reached; however, there is no limitation on the Medicare tax.

WILL I PAY SOCIAL SECURITY TAXES WHEN I TAKE MY DISTRIBUTION?

For employees, no. Because the deferrals were included in the wage base at the time of deferral, the amounts are not subject to Social Security taxes when paid.

HOW WILL DEFERRALS AFFECT DIRECTOR'S SELF-EMPLOYMENT TAXES?

Directors are not subject to self-employment taxes until they actually receive their benefits.




                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    18

QUESTIONS AND
ANSWERS

TAXATION (CONTINUED)

WILL THE PAYOUT AFFECT MY SOCIAL SECURITY BENEFITS AFTER I RETIRE?

For both directors and employees, no. Payments made from the deferral plan will not affect your Social Security benefit. For purposes of Social Security, these payments are considered "earned" when they are credited to your account. They do not constitute earned income under the earnings test when they are distributed to you.

HOW ARE MY DEFERRED AMOUNTS PLUS EARNINGS TAXED WHEN THEY ARE DISTRIBUTED TO ME?

They are taxed as ordinary income when distributed to you and are subject to income tax withholding. Special income tax averaging is not available.

IS THE DEATH BENEFIT PAYABLE UNDER THE PLAN TAXABLE INCOME TO MY BENEFICIARY?

Yes. The death benefit (account balance plus enhanced death benefit, if applicable) payable to your beneficiary is taxable as income.

WILL THE DEATH BENEFITS PAID TO MY BENEFICIARIES BE INCLUDIBLE IN MY GROSS ESTATE FOR FEDERAL ESTATE TAX PURPOSES?

Yes. The account balance (plus enhanced death benefit, if applicable) at the time of your death is includible in your gross estate. If, however, your beneficiary is your spouse and the benefit qualifies for the estate tax marital deduction, there will be no federal estate tax.

DISTRIBUTION

CAN I WITHDRAW MY ACCOUNT BEFORE I LEAVE THE EMPLOYMENT OF RUSS BERRIE AND COMPANY, INC.?

Yes. You may either request a Hardship Withdrawal distribution, elect an In-Service Withdrawal at the time of deferral or exercise the Accelerated Distribution provision.




                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    19

QUESTIONS AND ANSWERS

WHAT IS A HARDSHIP WITHDRAWAL?

A Hardship Withdrawal is a serious financial setback that is unanticipated and beyond your control. For purposes of this Plan, the education of a child or the purchase of a home will NOT constitute a Hardship Withdrawal.

WHY MUST I ELECT A SCHEDULED IN-SERVICE WITHDRAWAL AT LEAST FIVE YEARS BEFORE I RECEIVE IT?

To avoid the adverse tax consequences of constructive receipt (i.e. taxation of your benefit before receipt), the Plan must impose a restriction on Scheduled In-Service Withdrawals.

WHY IS THERE A PENALTY FOR EXERCISING THE ACCELERATED DISTRIBUTION PROVISION?

Ordinarily, the unrestricted right to withdraw your deferral account would create taxable income to you currently, even if you do not elect a withdrawal. This penalty is designed to prevent your being taxed on the value of your account before you actually receive it.

SECURITY

WHAT HAPPENS TO MY DEFERRALS IF RUSS BERRIE AND COMPANY INC. BECOMES INSOLVENT?

In the unlikely event that Russ Berrie and Company, Inc. , becomes insolvent, you will be an unsecured general creditor of Russ Berrie and Company, Inc. Your claim against the assets of Russ Berrie and Company, Inc. will be considered with the claims of other general creditors in the event of bankruptcy.

The Accelerated Distribution provision affords you some protection by giving you the opportunity to withdraw your funds net of a 10% penalty if you feel there is a threat to Russ Berrie and Company, Inc.'s solvency, subject to preference period rules.




                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    20

QUESTIONS AND ANSWERS

IMPACT ON OTHER PLANS

CAN ANY OF THE PAYMENTS UNDER THIS PLAN BE "ROLLED OVER" INTO A QUALIFIED PLAN OR IRA?

No. Amounts deferred are not eligible to be "rolled over" into a qualified plan or IRA. Deferral plan distributions are subject to income tax as soon as the amounts are actually or constructively received. Once you have the right to receive the funds, there is no vehicle available to allow you to further shelter these amounts from taxation.


SHOULD I STOP OR REDUCE MY 401(k) DEFERRALS IN ORDER TO DEFER INTO THIS PLAN?

Your deferrals into this Plan can be in addition to the 401(K) maximum amount you can defer into the 401(k). Please consult your financial advisor regarding your decision.

ADMINISTRATION

HOW CAN I FIND OUT THE STATUS OF MY ACCOUNT AND ITS BALANCE?

You will receive statements showing the status of your account each quarter within 60 days following the end of the quarter.

WHEN WILL I RECEIVE MY ELECTION FORMS?

Election forms will be distributed during the annual open enrollment period each year in which you are eligible to participate in this Plan. The forms must be returned by the close of open enrollment for deferrals to be made in the following calendar year.




                               -------------------------------------------------
                               RUSS BERRIE AND COMPANY, INC. EDCP  o  2001    20